------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                         reported) September 14, 2000



                 J.P. Morgan Commercial Mortgage Finance Corp.
                 ---------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


                 Delaware                                  333-87441                                 13-3789046
-------------------------------------------   -------------------------------------   ------------------------------------------
     (State or Other Jurisdiction of                (Commission File Number)            (I.R.S. Employer Identification No.)
              Incorporation)


                                60 Wall Street
                          New York, New York 10260
                          ------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3060
                                                          --------------


------------------------------------------------------------------------------

Item 5.   Other Events
------    ------------

Filing of Collateral Term Sheet.
-------------------------------

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 2000-C10, J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheet") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet.

     The Collateral Term Sheet is attached hereto as Exhibit 99. These Collateral Term Sheet supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

         .

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No                                           Description
         ----------                                           -----------

             99                                          Collateral Term Sheet

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            J.P. MORGAN COMMERCIAL MORTGAGE
                                                     FINANCE CORP.




                                            By:  /s/ Clive Bull
                                               -------------------------------
                                               Name:    Clive Bull
                                               Title:   Vice President



Dated:   September 18, 2000

                                 Exhibit Index
                                 -------------




          Exhibit                                                      Page
          -------                                                      ----

99   Collateral Term Sheet                                               6

                                  EXHIBIT 99



                J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 2000-C10

                                 $660,071,000



















J.P. Morgan & Co.                                       Salomon Smith Barney

J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10           Page 1

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan
& Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.

                J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 2000-C10

                                 $660,071,000






J.P. MORGAN:
TRADING               Brian Baker            (212) 648-1413; baker_brian@jpmorgan.com
                      Andrew Taylor          (212) 648-1413; taylor_andrewb@jpmorgan.com
                      Leland Bunch           (212) 648-1413; bunch_leland@jpmorgan.com

STRUCTURING           Thomas Doherty         (212) 648-1414; doherty_tom@jpmorgan.com
                      Theresa Dooley         (212) 648-0651; dooley_theresa@jpmorgan.com

BANKING               Clive Bull             (212) 648-9496; bull_clive@jpmorgan.com
                      Dennis Schuh           (212) 648-3060; schuh_dennis@jpmorgan.com

RESEARCH              Patrick Corcoran       (212) 648-6130; corcoran_patrick@jpmorgan.com




SALOMON SMITH BARNEY:

TRADING               Paul Vanderslice       (212) 723-6156; paul.t.vanderslice@ssmb.com
                      Jeff Lewis             (212) 723-6156; jeff.lewis@ssmb.com
                      Jeff Sturdevant        (212) 723-6156; jeff.sturdevant@ssmb.com

STRUCTURING           Nancy Wilt             (212) 816-7808; nancy.wilt@ssmb.com

BANKING               Angela Hutzel          (212) 816-8087; angela.j.hutzel@ssmb.com
                      Joseph Siragusa        (212) 816-7973; joseph.siragusa@ssmb.com

RESEARCH              Darrell Wheeler        (212) 816-8432; darrell.wheeler@ssmb.com










J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10           Page 2

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a positron or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.

          J.P. Morgan Commercial Mortgage Finance Corp.

              Mortgage Pass-Through Certificates, Series 2000-C10

                                 $660,071,000

                             Transaction Overview

                                Initial Class
                                 Balance or                       Certificates     Avg.      Principal
                    Rating        Notional     % of    % Credit       To          Life         Window        Coupon       ERISA
     Class     (Fitch/Moody's)    Amount      Total    Support      Value(%)(1)  (years)(2)   (months)(2)  Description  Eligible(3)
-----------------------------------------------------------------------------------------------------------------------------------
     A-1         AAA/Aaa        $95,500,000     12.93%   23.250%(4)   52.3%       5.50         1 - 105      [Fixed/WAC]      Yes

     A-2         AAA/Aaa        471,331,000     63.82    23.250(4)    52.3        9.12       105 - 114      [Fixed/WAC]      Yes

      X          AAA/Aaa        738,541,419(5)    NA       NA          NA         5.50(6)        NA           WAC(7)         Yes

      B          AA/Aa2          31,388,000      4.25    19.000       55.2        9.51       114 - 116      [Fixed/WAC]      No

      C           A/A2           29,541,000      4.00    15.000       58.0        9.57       115 - 116      [Fixed/WAC]      No

      D           A-/A3           9,232,000      1.25    13.750       58.8        9.64       116 - 116      [Fixed/WAC]      No

      E         BBB/Baa2         23,079,000      3.12    10.625       60.9        9.64       116 - 116      [Fixed/WAC]      No

Private Certificates(8)          78,470,419(8)

     Total                      738,541,419     100.0%                68.2%       8.98
-----------------------------------------------------------------------------------------------------------------------------------

(1) The sum of the principal balance of the related class and classes senior to it, divided by the aggregate appraised value of the properties collateralizing the mortgage pool
(2) Assumes no prepayments, defaults, early termination, and a closing date of September 25, 2000
(3) See "Certain ERISA Considerations" in the prospectus supplement for certain ERISA eligibility limitations and proposed changes effecting eligibility for the classes B, C, D, and E
(4) Represents the credit support for the Class A-1 and Class A-2 Certificates in the aggregate.
(5)  Notional balance
(6)  Implied average life
(7) The Class X Certificates will receive the net interest on the mortgage loans less the interest paid on the other certificates
(8)  Not offered hereby

                         Mortgage Pool Characteristics

The mortgage pool consists of 168 fixed rate mortgage loans secured by one or more first liens on fee simple and/or leasehold interests in 194 multifamily, retail, office, hotel and other commercial properties located in 33 states. The information set forth herein with respect to the mortgage loans does not generally include the subordinate component of the Suburban Lodge Loan. See "Description of the Mortgage Pool - The Suburban Lodge Loan" in the prospectus supplement. The three largest geographic concentrations are California (27.5%), Texas (8.5%) and New Jersey (6.0%). The mortgage loans will have an initial pool balance of $738,541,419 and individual principal balances as of the Cut-off Date of at least $220,965 but not more than $24,701,611 with an average principal balance of approximately $4,396,080. The values indicated under "WA UW DSCR" and "WA LTV Ratio" herein exclude 3 credit tenant lease mortgage loans representing 1.3% of the initial pool balance. The mortgage pool has a weighted average loan-to-value of 68.9% and a weighted average debt service coverage ratio of 1.33x.




J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10           Page 3

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.

                                 Deal Summary

CO-LEAD MANAGERS               J.P. Morgan Securities Inc. (Bookrunner)
                               Salomon Smith Barney Inc.

PRICING SPEED                  0% CPR

DEPOSITOR                      J.P. Morgan Commercial Mortgage Finance Corp.,
                               an indirect wholly-owned limited purpose finance subsidiary of J.P. Morgan & Co.
                               Incorporated and an affiliate of J.P. Morgan
                               Securities Inc. ("JPMSI"), an Underwriter

SELLER                         Morgan Guaranty Trust Company of New York (100%)

MASTER SERVICER                Midland Loan Services, Inc.

SPECIAL SERVICER               ORIX Real Estate Capital Markets, LLC

TRUSTEE                        State Street Bank and Trust Company

RATING AGENCIES                Fitch, Inc.
                               Moody's Investors Service, Inc.

                          ------------------------------

LEGAL STATUS                   All offered certificates are public

CUT-OFF DATE                   September 1, 2000

SETTLEMENT DATE                On or about September , 2000

DELIVERY                       DTC, Clearstream System and Cedel

RATED FINAL MATURITY DATE      The distribution date in August 2032

MONTHLY DISTRIBUTION DATES     Pays monthly on the 15th day of every month or,
                               if any such 15th day is not a business day, then the next succeeding business day

FIRST PAYMENT DATE             October 15, 2000, 14 day delay

OPTIONAL REDEMPTION            When pool pays down to 1% of original pool
                               balance

DEAL INFORMATION/ANALYTICS     Bloomberg, L.P., Conquest, Intex Solutions,
                               Inc. and The Trepp Group

ERISA ELIGIBLE(1)              Classes Al, A2 and X (other classes TBD)



(1) ERISA eligibility is subject to certain limitations described in the prospectus supplement under "Certain ERISA Considerations"














 J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10         Page 4

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.

                              Structural Overview

o Interest payments will be pro-rata to the Class Al, A2 and X Certificates and then, after payment of the principal distribution amount, interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M and NR Certificates.

o The pass-through rate for the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M and NR Certificates will be equal to either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. The Class X Certificates will receive the net interest on the mortgage loans less the interest paid on the other certificates.

o   All Classes offered will pay interest on a 30/360 basis.

o The Class X Certificates will have the same interest payment priority as the Class A1 and A2 Certificates.

o Principal payments will be paid sequentially to the Class Al, A2, B, C, D, E, F, G, H, J, K, L, M and NR Certificates, until each class is retired. The Class X Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes in reverse sequential order, from the Class NR Certificates up to the Class B Certificates and then pro-rata to the Class Al and A2 Certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate bond balance of the Class A1 and A2 Certificates, the principal will be allocated pro-rata to the Class Al and A2 Certificates.

o Net prepayment premiums calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the interest bearing certificates, according to a specified formula, with any remaining amount paid to the Class X Certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                           Principal Paid to Class    (Pass-Through Rate on Class - Discount Rate)
     Prepayment Premium x  ------------------------ x --------------------------------------------
                            Total Principal Paid        (Mortgage Rate on Loan - Discount Rate)


o Net prepayment premiums not calculated by reference to a U.S. Treasury rate to the extent received will be allocated solely to the Class X Certificates.

o The deal will provide for the standard collateral value adjustment feature for problem or delinquent loans. Generally, when a loan becomes 90 days delinquent, the special servicer obtains a new appraisal. To the extent any such adjustment is not reversed, the interest portion of any P&I Advance will be reduced in proportion to such adjustment.

                          Collateral Characteristics

            PRINCIPAL BALANCE                            $738,541,419
            NUMBER OF LOANS                                       168
            NUMBER OF MORTGAGED PROPERTIES                        194
            AVG. PRINCIPAL BALANCE
                    PER LOAN                               $4,396,080
                    PER PROPERTY                           $3,806,915
            WA MORTGAGE RATE                                    8.33%
            WA REMAINING TERM                              116 months
            WA REMAINING AMORTIZATION TERM                 328 months
            WA UNDERWRITTEN DSCR                                1.33x
            WA CUT-OFF DATE LTV RATIO                           68.9%
            WA SEASONING                                     9 months




 J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10        Page 5

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.

                          Average Life Sensitivities
                           Prepayment Speeds (CPR)(1)

                            Average Life (years)(2)
              ----------------------------------------------------------------
 Class           0%           25%           50%          75%          100%
------------------------------------------------------------------------------
 A1              5.50         5.49          5.48         5.47         5.44
 A2              9.12         9.11          9.09         9.06         8.86
 B               9.51         9.49          9.45         9.42         9.25
 C               9.57         9.56          9.55         9.52         9.31
 D               9.64         9.64          9.57         9.56         9.38
 E               9.64         9.64          9.64         9.61         9.39
 X(3)            5.50         5.49          5.47         5.45         5.31



(1) Assumes no prepayment during the lockout and yield maintenance periods and optional redemption is not exercised
(2)  Assumes a closing date of September 25, 2000
(3)  Implied average life






                             Prepayment Protection

     Percentage of Mortgage Loans by Outstanding Principal Balance as of the Cut-off Date that have
          Prepayment Lockouts or Penalties (assuming no prepayments)

                                   Current 9/01   9/02    9/03    9/04    9/05    9/06    9/07    9/08    9/09      9/10
     --------------------------------------------------------------------------------------------------------------------
     Lockout/Defeasance            100.0   100.0   100.0   100.0    99.8    99.4    99.4    99.4    99.4    55.8   100.0

     Yield Maintenance(1)            0.0     0.0     0.0     0.0     0.2     0.6     0.6     0.6     0.6     0.3     0.0

        Total Lockout and YM       100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0    56.1   100.0

     No Prepayment Premium           0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    43.9     0.0
     -------------------------------------------------------------------------------------------------------------------
     Total                         100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
     -------------------------------------------------------------------------------------------------------------------
     Aggregate Mortgage            738.5   732.1   725.0   717.3   709.1   700.0   690.1   679.3   667.7   489.0    23.8
     Balance ($)
     % of Cut-off Date Balance     100.0    99.1    98.2    97.1    96.0    94.8    93.4    92.0    90.4    66.2     3.2



(1)  U.S. Treasury rate; 1% floor











J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10          Page 6

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                         Deal Summary by Property Type

                                               % of                     Gross     Rem.     WA      WA       WA
                    No. of      Principal    Principal     Average      WAC        WAM     UW     LTV      Occ. Rate      %
Property Type      Properties   Balance($)   Balance       Balance($)   (%)     (months)   DSCR   Ratio(%)  (%)       Balloon(1)
----------------------------------------------------------------------------------------------------------------------------------
Multifamily               73   $228,015,661    30.9%      $3,123,502    8.12%      113      1.30x   73.2%    95.9%       100.0%
    Multifamily           55    157,826,081    21.4        2,869,565    8.18       114      1.30    74.0     96.9        100.0
    MHP(2)                18     70,189,579     9.5        3,899,421    8.01       111      1.31    71.2     93.7        100.0

Retail                    51   $195,425,024    26.5%      $3,831,863    8.32%      126      1.32x   67.8%    94.7%        88.5%
    Anchored              20    122,204,325    16.5        6,110,216    8.36       130      1.27    69.9     96.4         87.5
    Unanchored            30     71,657,687     9.7        2,388,590    8.26       120      1.41    64.5     91.9         89.8
    Shadow anchored        1      1,563,013     0.2        1,563,013    7.93       107      1.29    68.0     89.0        100.0

Office                    24   $126,794,922    17.2%      $5,283,122    8.47%      112      1.32x   67.2%    96.7%       100.0%
    Suburban              21     87,568,745    11.9        4,169,940    8.45       112      1.33    66.5     96.3        100.0
    CBD(2)                 3     39,226,178     5.3       13,075,393    8.51       113      1.28    68.8     97.4        100.0

Industrial                19    $93,003,651    12.6%      $4,894,929    8.27%      111      1.37x   66.2%    97.1%       100.0%
    Flex Space            16     87,439,269    11.8        5,464,954    8.23       110      1.37    66.1     96.9        100.0
    Warehouse/             3      5,564,382     0.8        1,854,794    8.96       115      1.31    67.7    100.0        100.0
    Distribution

Hotel                     10    $53,184,250     7.2%      $5,318,425    8.85%      111      1.38x   64.9%      NA        100.0%
    Extended Stay          7     19,731,759     2.7        2,818,823    8.92       107      1.34    58.3       NA        100.0
    Limited Service        2     16,929,209     2.3        8,464,605    9.00       112      1.40    67.8       NA        100.0
    Full Service           1     16,523,281     2.2       16,523,281    8.62       116      1.40    69.7       NA        100.0

Mixed Use                  3    $10,594,843     1.4%      $3,531,614    8.90%      112      1.37x   64.8%    98.1%        80.6%

Nursing Home               3     $7,813,023     1.1%      $2,604,341    8.79%      107      1.90x   67.0%    96.1%       100.0%

Congregate Care            1     $1,207,349     0.2%      $1,207,349    9.01%      112      1.50x   74.5%    90.0%       100.0%

Self-Storage              10    $22,502,695     3.0%      $2,250,269    8.17%      121      1.42x   67.5%    89.6%        89.2%


Total/Avg./WA:           194   $738,541,419   100.0%      $3,806,915    8.33%      116      1.33x   68.9%    95.7%        96.3%



(1)   Balloon loans deemed to be any loans which are not fully amortizing
(2)   "MHP" means mobile home park and "CBD" means central business district
(3)   Weighted average deal occupancy excludes hotel properties



                                                                             Reserves

                                                        % of Loans by Principal
                                                       Balance with Annual Escrows       Current Balance(1)      Annual Deposit
          Replacement Reserves                                    87.4%                  $3,040,771              $3,253,748
          Tenant Improvement /Leasing Commissions(2)              60.2                    3,941,317               2,820,885
          Taxes                                                   98.3                    7,238,730              10,062,975
          Insurance                                               97.9                    1,249,271               1,290,592


(1) Current balance as of September 12, 2000 may include any balance associated with up-front deposits that have not been completely disbursed
(2)   Balances and percentages are for commercial properties only









J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10        Page 7

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan
& Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.



                                        Collateral Summary

In the following tables, Principal Balance refers to Aggregate Cut-off Date Principal Balance


                                      GEOGRAPHIC DISTRIBUTION
                                                                             % of Principal    WA UW           WA
Property State                 No. of Properties       Principal Balance($)     Balance        DSCR            LTV
---------------------------------------------------------------------------------------------------------------------
California                                  39           $203,147,004              27.5%       1.40x          67.8%
    Southern                                35            190,274,815              25.8        1.41           67.3
    Northern                                 4             12,872,189               1.7        1.25           75.0
Texas                                       19             62,513,635               8.5        1.32           66.8
New Jersey                                   5             43,946,544               6.0        1.27           68.6
Illinois                                    10             40,119,893               5.4        1.34           69.6
Florida                                     18             37,863,163               5.1        1.31           72.8
Virginia                                     6             35,207,497               4.8        1.26           62.3
Arizona                                      7             29,938,636               4.1        1.31           65.1
Maryland                                     2             28,754,336               3.9        1.26           75.4
Ohio                                         6             26,245,922               3.6        1.34           71.0
New York                                    10             22,460,339               3.0        1.26           72.9
Michigan                                     5             20,941,902               2.8        1.28           75.3
Indiana                                      7             19,204,668               2.6        1.25           69.5
Iowa                                         2             18,991,967               2.6        1.26           69.8
Pennsylvania                                 6             18,754,312               2.5        1.26           70.1
Massachusetts                                6             17,899,979               2.4        1.34           71.7
North Carolina                               4             16,431,634               2.2        1.31           71.5
Nevada                                       2             11,833,334               1.6        1.29           74.2
Colorado                                     3             10,428,196               1.4        1.38           67.1
Louisiana                                    4             10,287,571               1.4        1.31           70.9
Wisconsin                                    3              9,909,169               1.3        1.29           72.2
Missouri                                     3              7,792,512               1.1        1.40           62.2
Vermont                                      1              7,388,975               1.0        1.31           68.4
Washington                                   2              6,060,150               0.8        1.21           75.1
Alaska                                       1              4,855,437               0.7        1.25           74.4
Connecticut                                  3              4,785,363               0.6        1.70           68.5
Georgia                                      2              4,412,902               0.6        1.49           54.8
Minnesota                                    3              3,632,110               0.5        1.42           67.5
Mississippi                                  2              3,609,040               0.5        1.27           64.6
Rhode Island                                 1              3,093,989               0.4        1.29           75.1
Maine                                        9              2,505,214               0.3        1.32           88.8
Arkansas                                     1              2,473,559               0.3        2.06           64.2
Idaho                                        1              2,055,124               0.3        1.29           46.7
Utah                                         1                997,340               0.1        1.60           57.0
---------------------------------------------------------------------------------------------------------------------
Total:                                     194           $738,541,419             100.0%       1.33x          68.9%
----------------------------------------------------------------------------------------------------------------------






J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10          Page 8

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristic of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.

                               CUT-OFF BALANCES

                                                                                 % of Principal     WA UW         WA
      Principal Balance($)              No. of Loans      Principal Balance($)         Balance       DSCR         LTV
      ----------------------------------------------------------------------------------------------------------------
      $200,000-$500,000                            5            $1,714,244              0.2%         1.30x         71.1%
      $500,001 -$750,000                          13             7,898,383              1.1          1.29          69.6
      $750,001 -$1,000,000                         8             7,539,356              1.0          1.39          65.5
      $1,000,001 - $1,500,000                     28            34,972,053              4.7          1.34          70.0
      $1,500,001 - $2,000,000                     12            21,037,517              2.8          1.28          68.8
      $2,000,001 - $2,500,000                     16            35,810,151              4.8          1.43          65.9
      $2,500,001 - $3,000,000                     11            30,033,878              4.1          1.37          69.2
      $3,000,001 - $3,500,000                      9            29,679,926              4.0          1.30          75.1
      $3,500,001 - $4,000,000                     10            37,873,486              5.1          1.33          67.9
      $4,000,001 - $4,500,000                      8            33,997,386              4.6          1.25          69.6
      $4,500,001 - $5,000,000                      4            18,838,900              2.6          1.26          71.5
      $5,000,001 - $6,000,000                      8            44,278,128              6.0          1.28          72.7
      $6,000,001 - $7,500,000                      9            62,900,116              8.5          1.34          67.4
      $7,500,001 -  $10,000,000                    8            67,565,181              9.1          1.26          71.7
      $10,000,001 - $12,500,000                    6            66,549,982              9.0          1.32          68.1
      $12,500,001 - $15,000,000                    3            39,928,859              5.4          1.30          71.3
      $15,000,001 - $17,500,000                    3            49,548,357              6.7          1.30          73.3
      $17,500,001 - $20,000,000                    2            36,528,558              4.9          1.29          69.6
      $20,000,001 - $25,000,000                    5           111,846,955             15.1          1.45          62.8
      -----------------------------------------------------------------------------------------------------------------
      Total:                                     168          $738,541,419            100.0%         1.33x         68.9%
      -----------------------------------------------------------------------------------------------------------------
      Average per Loan:                 $4,396,080
      Average per Property:             $3,806,915



                            MORTGAGE INTEREST RATES

                                                                                     % of Principal       WA UW     WA
      Mortgage Interest Rate(%)           No. of Loans     Principal Balance($)        Balance            DSCR     LTV
      -------------------------------------------------------------------------------------------------------------------
      7.2501% - 7.5000%                            2            $47,696,650               6.5%             1.70x     58.9%
      7.5001% - 7.7500%                            4             38,212,995               5.2              1.30      72.7
      7.7501% - 8.0000%                           17            111,676,454              15.1              1.30      71.8
      8.0001% - 8.2500%                           37            155,499,004              21.1              1.29      71.7
      8.2501% - 8.5000%                           29            107,251,690              14.5              1.29      68.3
      8.5001% - 8.7500%                           35            139,341,719              18.9              1.31      69.3
      8.7501% - 9.0000%                           27            107,935,833              14.6              1.32      67.7
      9.0001% - 9.2500%                           11             25,474,319               3.4              1.44      59.2
      9.2501% - 9.5000%                            4              4,666,210               0.6              1.43      61.4
      9.5001% or more                              2                786,546               0.1              1.30      74.1
      -------------------------------------------------------------------------------------------------------------------
      Total:                                     168           $738,541,419             100.0%             1.33x     68.9%
      -------------------------------------------------------------------------------------------------------------------
      Weighted Average:                        8.33%



J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10           Page 9

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                             UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                 % of Principal     WA UW      WA
      UW DSCR(x)                        No. of Loans     Principal Balance($)       Balance         DSCR      LTV
      -------------------------------------------------------------------------------------------------------------
      1.201 or less(1)                            7             $20,263,916               2.8%      1.13x      68.9%
      1.201x - 1.250x                            43             164,846,565              22.6       1.23       71.8
      1.25lx - 1.300x                            48             235,116,880              32.2       1.27       70.5
      1.30lx - 1.400x                            38             170,518,347              23.4       1.35       68.3
      1.401x - 1.500x                            13              61,297,228               8.4       1.43       66.5
      1.50lx - 1.600x                             7              37,678,937               5.2       1.56       61.5
      1.60lx - 1.700x                             1                 997,340               0.1       1.60       57.0
      1.70lx - 1.800x                             1               1,100,631               0.2       1.78       73.4
      1.80lx - 1.900x                             5              33,967,564               4.7       1.82       60.8
      1.90lx - 2.000x                             1                 992,506               0.1       1.91       55.1
      2.00lx - 2.100x                             1               2,473,559               0.3       2.06       64.2
      --------------------------------------------------------------------------------------------------------------
      Total:                                    165            $729,253,473             100.0%      1.33x      68.9%
      --------------------------------------------------------------------------------------------------------------
      Weighted Average:                1.33x

(1) The Meadows Apartment ($5,573,634), El Dorado Square ($4,074,851), U-store ($3,660,430), Grand Avenue ($2,697,619), Rite Aid ($2,555,432),
      Carriage Square Apartments ($1,367,600), and Blue Ridge MHP ($334,350).




                             LOAN-TO-VALUE RATIOS

                                                                                % of Principal      WA UW     WA
      LTV(%)                            No. of Loans     Principal Balance($)        Balance        DSCR     LTV
      -------------------------------------------------------------------------------------------------------------
     50.00% or less                               2              $3,683,318               0.5%       1.36x    44.2%
     50.01% - 55.00%                              3              11,954,316               1.6        1.41     53.2
     55.01% - 60.00%                             14              99,050,685              13.6        1.52     58.5
     60.01% - 65.00%                             21             104,099,726              14.3        1.32     63.0
     65.01% - 70.00%                             40             141,139,716              19.4        1.36     68.5
     70.01% - 75.00%                             57             247,924,509              34.0        1.29     72.6
     75.01% - 80.00%                             27             120,103,716              16.5        1.26     77.7
     80.01% or more(1)                            1               1,297,487               0.2        1.25     82.4
     --------------------------------------------------------------------------------------------------------------
     Total:                                     165            $729,253,473             100.0%       1.33x    68.9%
     --------------------------------------------------------------------------------------------------------------
     Weighted Average:                 68.9%


(1)  Downtown Plaza Apartments ($1,297,487).



J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10          Page 10


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity or their home jurisdiction unless governing law permits otherwise.


                          REMAINING TERM TO MATURITY/ARD (MONTHS)

Remaining Term to                                                               % of Principal           WA UW     WA
Maturity/ARD (months)             No. of Loans       Principal Balance($)        Balance                 DSCR      LTV
-----------------------------------------------------------------------------------------------------------------------
Balloon
    97 - 108                                30          $123,272,291                 16.7%               1.34x     68.1%
    109- 120                                74          $240,193,194                 32.5                1.31      71.1
    217- 228                                 2            $5,032,271(1)               0.7                0.00       0.0
Total:                                     106          $368,497,756                 49.9%               1.32x     70.1%

Fully Amortizing
    109 - 120                                1            $2,055,124                 0.3%                1.29x     46.7%
    157 - 168                                1            $2,555,432                 0.3                 1.10      77.4
    229 - 240                                4           $22,403,837(1)              3.0                 1.31      63.3
Total:                                       6           $27,014,393                 3.7%                1.28x     63.4%

ARD
    97 - 108                                 3           $11,673,243                 1.6%                1.36x     73.0%
    109 - 120                               50          $279,321,214                37.8                 1.30      69.3
    169 - 180                                1            $4,338,163                 0.6                 1.20      70.0
Total:                                      54          $295,332,620                40.0%                1.30x     69.5%

Interest Only
    97- 180                                  2           $47,696,650                 6.5%                1.70x     58.9%
Total:                                       2           $47,696,650                 6.5%                1.70x     58.9%
-------------------------------------------------------------------------------------------------------------------------
Total:                                     168          $738,541,419               100.0%                1.33x     68.9%
-------------------------------------------------------------------------------------------------------------------------
Weighted Average:                   116 months



(1)    Includes credit tenant leases.














 J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10       Page ll

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                           REMAINING AMORTIZATION TERM (MONTHS)(1)

Remaining Amortization Term                                                  % of Principal     WA UW      WA
(months)                            No. of Loans     Principal Balance($)      Balance          DSCR      LTV
----------------------------------------------------------------------------------------------------------------
Balloon
    253 - 264                                 1         $2,057,277(2)          0.3%             0.00X     0.0%
    265 - 276                                 3        $18,535,058(2)          2.7              1.26      62.4
    277 - 288                                19        $33,211,752             4.8              1.52      65.9
    289 - 300                                20        $62,910,837             9.1              1.36      68.5
    325 - 336                                 5         $5,617,825             0.8              1.25      72.2
    337 - 348                                14        $78,203,520            11.3              1.28      70.5
    349 - 360                                44       $167,961,488            24.3              1.29      72.0
Total:                                      106       $368,497,756            53.3%             1.32x     70.1%

Fully Amortizing
    109- 120                                  1         $2,055,124             0.3%             1.29x     46.7%
    157 - 168                                 1         $2,555,432             0.4              1.10      77.4
    217 - 228                                 1         $2,435,723             0.4              1.82      57.7
    229 - 240                                 3        $19,968,114             2.9              1.23      64.2
Total:                                        6        $27,014,393             3.9%             1.28x     63.4%

ARD
    229 - 240                                 2         $4,500,919             0.7%             1.37x     63.6%
    253 - 264                                 1         $4,338,163             0.6              1.20      70.0
    265 - 276                                 1         $2,100,000             0.3              1.24      75.0
    277 - 288                                 3         $4,178,410             0.6              1.64      67.4
    289 - 300                                10        $54,387,889             7.9              1.33      68.1
    313 - 324                                 1         $6,820,989             1.0              1.32      60.4
    337 - 348                                 1         $5,573,634             0.8              1.14      74.5
    349 - 360                                35       $213,432,617            30.9              1.29      70.1
Total:                                       54       $295,332,620            42.7%             1.30x     69.5%
-----------------------------------------------------------------------------------------------------------------
Total:                                      166       $690,844,769           100.0%             1.31x     69.6%
------------------------------------------------------------------------------------------------------------------
Weighted Average:                 328 months


(1) Two loans, Abbey Portfolio III ($24,701,611) and Abbey Portfolio IV ($22,995,039) are interest only loans and have been excluded from this table.









J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10         Page 12

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                 MONTH AND YEAR OF ORIGINATION

                                                                              % of Principal   WA UW      WA
Month and Year of Origination       No. of Loans        Principal Balance($)     Balance       DSCR       LTV
-------------------------------------------------------------------------------------------------------------------
December 1998                                1             $3,912,996               0.5%       1.54x       69.3%
March 1999                                   2              2,591,397               0.4        1.83        72.0
April 1999                                   3              7,210,171               1.0        1.25        71.9
May 1999                                     2              4,048,113               0.5        1.29        68.9
June 1999                                    6             32,272,863               4.4        1.33        66.3
July 1999                                    8             28,923,054               3.9        1.41        71.9
August 1999                                 12             99,297,526              13.4        1.49        63.2
September 1999                              17             72,541,633               9.8        1.27        70.0
October 1999                                11             33,443,427               4.5        1.31        71.8
November 1999                               30            138,375,077              18.7        1.29        70.5
December 1999                               23            111,027,249              15.0        1.33        69.7
January 2000                                 6             10,730,902               1.5        1.30        66.6
February 2000                               10             24,648,800               3.3        1.29        64.1
March 2000                                  11             64,051,043               8.7        1.27        72.7
April 2000                                   9             42,947,944               5.8        1.25        69.9
May 2000                                     6             32,578,566               4.4        1.37        67.5
June 2000                                    4             16,897,197               2.3        1.42        63.0
July 2000                                    5              9,319,093               1.3        1.28        72.7
August 2000                                  2              3,724,369               0.5        1.23        76.8
-------------------------------------------------------------------------------------------------------------------
Total:                                     168           $738,541,419             100.0%       1.33x       68.9%
-------------------------------------------------------------------------------------------------------------------

Weighted Average Seasoning:    9 months




                                 YEAR OF SCHEDULED MATURITY/ARD

                                                                              % of Principal    WA UW        WA
Year of Scheduled Maturity/ARD         No. of Loans     Principal Balance($)    Balance         DSCR         LTV
--------------------------------------------------------------------------------------------------------------------
2009                                        91            $426,262,980              57.7%       1.36x        68.6%
2010                                        69             277,948,736              37.6        1.31         69.6
2014                                         1               2,555,432               0.3        1.10         77.4
2015                                         1               4,338,163               0.6        1.20         70.0
2018                                         1               2,057,277               0.3        0.00          0.0
2019                                         2               5,410,717               0.7        1.82         57.7
2020                                         3              19,968,114               2.7        1.23         64.2
---------------------------------------------------------------------------------------------------------------------
Total:                                     168            $738,541,419             100.0%       1.33x        68.9%
---------------------------------------------------------------------------------------------------------------------


J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-Cl0          Page 13

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.



                         TEN LARGEST INDIVIDUAL LOANS

                                          Cut-off Date           % of              UW
  Loan                                     Balance($)       Pool Balance          DSCR          LTV      Property Type
-----------------------------------------------------------------------------------------------------------------------------------
  The Abbey Company Portfolio III        $24,701,611                3.3%           1.84x          58.9%    Office/Industrial/Retail

  The Abbey Company Portfolio IV          22,995,039                3.1            1.58           58.9     Unanchored Retail

  Atlantic Development Portfolio          22,013,205                3.0            1.27           61.8     Industrial Flex

  Covina Hills Mobile Home Country Club   21,587,115                2.9            1.27           71.9     Mobile Home Park

  Liberty Fair Mall                       20,549,985                2.8            1.26           63.4     Regional Mall

  Wilshire Financial                      18,576,294                2.5            1.32           68.8     CBD Office

  Hub Tower                               17,952,264                2.4            1.26           70.4     CBD Office

  Gerry Buildings                         16,824,504                2.3            1.25           71.9     Industrial Flex

  Embassy Suites Chicago                  16,523,281                2.2            1.40           69.7     Full Service Hotel

  Fairgrounds Plaza                       16,200,572                2.2            1.27           78.3     Anchored Retail
-----------------------------------------------------------------------------------------------------------------------------------
  Total / Weighted Average              $197,923,870               26.7%           1.39x          66.1%
-----------------------------------------------------------------------------------------------------------------------------------
  Deal Total / Weighted Average         $738,541,419              100.0%           1.33x          68.9%
-----------------------------------------------------------------------------------------------------------------------------------



Note: any credit ratings referenced included in the following loan descriptions for any tenant at a mortgaged property are those reported by Moody's Investors Service, Inc. and, if two ratings are shown, by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., in that order, as listed by Bloomberg, L.P.















J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10         Page 14

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                                         ABBEY PORTFOLIO III

               Loan Information                                              Property Information

   Principal Balance                                               Single Asset/Portfolio       Portfolio of six assets

       Original                $24,701,611                         Property Type                Office/Industrial/Retail

       Cut-off Date            $24,701,611                         Location                     Various Southern California

   Origination Date            August 31, 1999                     Years Built                  1985 - 1998

   Interest Rate               7.47%                               The Collateral

   Maturity Date               September 1, 2009                   Abbey Portfolio III consists of six office/industrial/retail properties containing 642,452 square feet:
   Amortization                Interest only

   Remaining Amortization      N/A                                 Property Name             Square
                                                                   (City, State)             Footage         Occupancy
                                                                   -------------             -------         ---------
   Borrower/Sponsor (1)        Six individual special purpose        Long Beach Airport         205,257       100.0%
                               borrowers, each a special             (Long Beach, CA)
                               purpose limited liability             Sierra Gateway             130,838        96.0
                               company wholly owned by               Business Center
                               Abbey Properties, LLC.                (Palmdale, CA)
                               Abbey Properties, LLC is              Nevada Street Plaza        126,292        93.0
                               owned by Donald G. Abbey              (Redlands, CA)
                               and a wholly owned subsidiary         Gardena Commerce            39,405        96.0
                               of Rodamco North America              Center
                               NV.                                   (Gardena, CA)
                                                                     Moreno Valley              111,060        86.0
   Call Protection             Prepayment locked out until on        Commerce Center
                               or after June 1, 2009. U.S.           (Moreno Valley, CA)
                               Treasury defeasance allowed,          Mount Vernon                29,600        91.0
                               in whole or in part, on any           Commerce Center
                               payment date on or after the          (Colton, CA)
                               second anniversary of
                               securitization.                     Property Management          The Abbey Company

   Collection Account          All rents payable by the            Occupancy (2)                94.7%
                               tenants of the Abbey Company        Occupancy Date               June 1, 2000
                               properties are deposited by the
                               property manager into a             Borrower 1999 NOI (3)        $3,001,120
                               lockbox account. Provided no
                               event of default has occurred,      Underwritten
                               all deposits in the lockbox             NOI                      $4,140,895
                               account are remitted back to
                               the Abbey Company                       NCF                      $3,389,589
                               Borrower.
                                                                   Appraised Value              $41,970,000
   Mezzanine Loans/Preferred   None
   Equity                                                          Appraisal Date               June 17 - July 16, 1999

   Monthly Escrows                                                 Cut-off Date

       Taxes                   1/12th of Annual                        Loan per Square Foot     $38.45

       Insurance               1/12th of Annual                        LTV                      58.9%

       Replacement Reserves    $8,031 ($96,372 per year)               UW DSCR                  1.84x

                                                                 (1)  This loan is secured by six cross-collateralized and
                                                                      cross-defaulted mortgages, deeds of trust or deeds
                                                                      encumbering the properties.
                                                                 (2)  Weighted average occupancy based on square footage.
                                                                 (3)  Does not include the actual operating history of the
                                                                      Long Beach Airport property.

                                      J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                    Page 15

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith
Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                                         ABBEY PORTFOLIO IV

               Loan Information                                              Property Information

   Principal Balance                                               Single Asset/Portfolio       Portfolio of six assets

       Original                $22,995,039                         Property Type                Unanchored Retail

       Cut-off Date            $22,995,039                         Location                     Southern California

   Origination Date            August 31, 1999                     Years Built                  1944 - 1993

   Interest Rate               7.47%                               The Collateral

   Maturity Date               September 1, 2009                   Abbey Portfolio IV consists of six unanchored retail properties containing 303,138 square feet:
   Original Amortization       Interest Only

   Remaining Amortization      N/A                                 Property Name           Square
                                                                   (City, State)           Footage         Occupancy
                                                                   -------------           --------        ---------
   Borrower/Sponsor (1)        Six individual special purpose        Aliso Viejo            64,137           95.0%
                               borrowers, each a special             Commerce Center
                               purpose limited liability             (Aliso Viejo, CA)
                               company wholly owned by               Wimbledon Business    123,225           92.0
                               Abbey Properties, LLC.                Center
                               Abbey Properties, LLC is              (Victorville, CA)
                               owned by Donald G. Abbey              Upland Commerce        44,957           29.0
                               and by a wholly owned                 Center
                               subsidiary of Rodamco North           (Upland, CA)
                               America NV.                           AP Rancho Carmel       26,978           92.0
                                                                     (San Diego, CA)
   Call Protection             Prepayment locked out until on        Atlantic Plaza         31,281           100.0
                               or after June 1, 2009. U.S.           (Long Beach, CA)
                               Treasury defeasance allowed,          Garden Grove           12,560           81.0
                               in whole or in part, on any           Commerce Center
                               payment date on or after the          (Garden Grove, CA)
                               second anniversary of
                               securitization.                     Property Management          The Abbey Company

   Collection Account          All rents payable by the            Occupancy (2)                83.6%
                               tenants of the Abbey Company
                               properties are deposited by the     Occupancy Date               June 1, 2000
                               property manager into a
                               lockbox account. Provided no        Borrower 1999 NOI            $3,648,079
                               event of default has occurred,      Underwritten
                               all deposits in the lockbox
                               account are remitted back to            NOI                      $3,081,454
                               the Abbey Company
                               Borrower.                               NCF                      $2,752,178

                                                                   Appraised Value              $39,070,000

   Mezzanine Loans/Preferred   None                                Appraisal Date               June 22 - July 28, 1999
   Equity

   Monthly Escrows                                                 Cut-off Date

       Taxes                   1/12th of Annual                       Loan per Square Foot     $75.86

       Insurance               1/12th of Annual                        LTV                      58.9%

       Replacement Reserves    $3,789 ($45,468 per year)               UW DSCR                  1.58x

                                                                 (1)  This loan is secured by six collateralized and
                                                                      cross-defaulted mortgages, deeds of trust or deeds to
                                                                      secure debt encumbering the six retail centers.
                                                                 (2)  Weighted average occupancy based on square footage.

                            J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                          Page 16

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a positron or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith
Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                                   ATLANTIC DEVELOPMENT PORTFOLIO

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio       Portfolio of two assets

    Original                 $22,150,000                         Property Type                Industrial - Flex

    Cut-off Date             $22,013,205                         Location                     Warren, New Jersey

Origination Date             September 15, 1999                                               Somerset County

Interest Rate                8.05%                               Years Built                  1979 & 1985

Anticipated Repayment Date   October 1, 2009                     The Collateral

Maturity Date                October 1, 2029                     Atlantic Development Portfolio consists of two Industrial Flex buildings totaling 273,061 square feet:
Original Amortization        360 months

Remaining Amortization       349 months                             7 Powderhorn Drive is a two-story 180,500 square foot
                                                                 facility built in 1979 and leased to two tenants: Cordis Corp
Borrower/Sponsor             MBCC East, LLC and MBCC             (107,000 square feet), a wholly owned subsidiary of Johnson &
                             35, LLC, each a special             Johnson (NYSE: JNJ) rated Aaa/AAA and Celegene Corporation
                             purpose New Jersey limited          (NASDAQ: CLEG), 73,000 square feet.
                             liability company,
                             which are owned by Atlantic              35 Technology Drive is a two-story 92,561 square foot
                             Development and Management          facility built in 1985 and 100% leased to Anadigics, Inc.
                             Corp. (ADMC). ADMC owns             (NASDAQ: ANAD).
                             and manages a portfolio of
                             office and industrial properties    Property Management          Atlantic Development
                             totaling approximately 1.0                                       Management Company
                             million square feet.
                                                                 Occupancy                    100.0%

Call Protection              Prepayment locked out until on      Occupancy Date               August 7, 2000
                             or after July 1, 2009. U.S.
                             Treasury defeasance allowed,        Borrower 1999 NOI            $2,896,709
                             in whole or in part, on any
                             payment date on or after the        Underwritten
                             second anniversary of
                             securitization.                         NOI                      $2,790,515

Collection Account           Hard Lockbox. All rents                 NCF                      $2,493,558
                             payable by tenants are
                             deposited into a lockbox            Appraised Value              35,615,000
                             account and allocated monthly
                             to a tax and insurance account,     Appraisal Date               June 8, 1999
                             a debt service account, and a
                             recurring replacement reserve       Cut-off Date
                             account.
                                                                     Loan per Square Foot     $80.61

                                                                     LTV                      61.8%
Mezzanine Loans/Preferred   None
Equity                                                               UW DSCR                  1.27x

Monthly Escrows

     Taxes                   1/12th of Annual

     Insurance               1/12th of Annual

     Replacement Reserves    1/12th of Annual




                             J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                          Page 17

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith
Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.



                                               COVINA HILLS MOBILE HOME COUNTRY CLUB

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio       Single Asset

    Original                 $21,750,000                         Property Type                Mobile Home Park

    Cut-off Date             $21,587,115                         Location                     La Puente, California

Origination Date             August 4, 1999                      Years Built                  1972

Interest Rate                7.73%                               The Collateral

Maturity Date                September 1, 2009                   The Covina Hills property is a 500-pad mobile home park located on a 73 acre site and contains 19 single-wide and 481 double
Original Amortization        360 months                          wide mobile homes. The total site density is approximately 6.8 pads per acre. Property amenities include two clubhouses, two
Remaining Amortization       348 months                          swimming pools, two laundry room facilities, recreational
                                                                 facilities, and twenty-two spaces for RV storage.
Borrower/Sponsor             Juanita Springs Associates LP,
                             a special purpose Washington        Property Management          Bessire & Casenhiser, Inc.
                             limited partnership owned by
                             Morgan Partners Inc. and            Occupancy                    100.0%
                             Covina Hills Equities Inc.
                             Morgan Partners manages a           Occupancy Date               April 1, 2000
                             portfolio of five mobile home
                             parks and four apartment            Borrower Trailing 12 NOI     $2,406,936
                             communities totaling 1,500          as of 3/31/00
                             units in three states.
                                                                 Underwritten
Call Protection              Prepayment locked out until on
                             or after June 1, 2009. US.              NOI                      $2,399,584
                             Treasury defeasance allowed,
                             in whole but not in part, on any        NCF                      $2,374,584
                             payment date on or after the
                             second anniversary of               Appraised Value              $30,030,000
                             securitization.
                                                                 Appraised Date:              June 8, 1999

Collection Account           None                                Cut-off Date

Mezzanine Loans/Preferred    None                                   Loan per Pad             $43,174
Equity
                                                                    LTV                        71.9%

Monthly Escrows                                                     UW DSCR                    1.27x

     Taxes                   1/12th of Annual

     Insurance               1/12th of Annual

     Replacement Reserves    $2,083 ($24,996 per year)

                                 J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                       Page 18

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon
Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                                         LIBERTY FAIR MALL

               Loan Information                                              Property Information

   Principal Balance                                               Single Asset/Portfolio       Single Asset

       Original                $21,250,000                         Property Type                Regional Mall

       Cut-off Date            $20,549,985                         Location                     Martinsville, Virginia

   Origination Date            November 30, 1999                   Years Built/Renovated        1989/1997

   Interest Rate               8.46%                               The Collateral

   Anticipated Repayment Date  December 1, 2009                    The Liberty Fair Mall Property is an enclosed, single-story,
                                                                   regional mall containing 435,402 square feet.   Primary tenants
   Maturity Date               December 1, 2029                    include:

   Original Amortization       360 months                                Tenant (Rating)              Square Footage
                                                                         ---------------              --------------
   Remaining Amortization      351 months                             Kroger (Baa3/BBB-)                  55,969

   Borrower/Sponsor            Liberty Fair VA LP, a special          Sears (A3/A)                        58,760
                               purpose Virginia limited
                               partnership owned 50% by               JC Penney (Baa2/BBB)                50,232
                               Developers Diversified Realty
                               Corporation (DDR), as general          Belks                               85,000
                               partner and 50% by the
                               Lester Group, as limited partner.      Office Max                          23,523
                               DDR owns and manages a
                               portfolio of 206 shopping              Goody's                             29,687
                               centers totaling 49 million
                               square feet in 40 states.           Property Management          Developers Diversified
                                                                                                Management, Inc.
   Call Protection             Prepayment locked out until on      Occupancy                    92.0%
                               or after September 1, 2009.
                               U.S. Treasury defeasance            Occupancy Date               April 26, 2000
                               allowed, in whole, but not in
                               part, on any payment date on        Borrower Trailing 12 NOI as  $2,843,047
                               or after the second anniversary     of 3/31/00
                               of securitization.
                                                                   Underwritten
   Collection Account          All rents payable by the
                               tenants of the Liberty Fair Mall       NOI                       $2,700,271
                               are deposited directly into a
                               lockbox account. Provided no           NCF                       $2,469,357
                               event of default has occurred,
                               all deposits in the lockbox         Appraised Value              32,400,000
                               account are remitted back to
                               the Liberty Fair Mall               Appraisal Date               September 23, 1999
                               Borrower.
                                                                   Cut-off Date
   Mezzanine Loans/Preferred
   Equity                                                             Loan per Square Foot      $47.20

   Monthly Escrows                                                    LTV                       63.4%

       Taxes                    1/12th of Annual                      UW DSCR                   1.26x

       Insurance                1/12th of Annual

       Replacement Reserves     $3,626 ($43,512 per year)

       TI/LC                    $4,167 ($50,000 per year)

                      J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10           Page 19

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon
Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                                      WILSHIRE FINANCIAL TOWER

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio       Single Asset

    Original                 $18,650,000                         Property Type                CBD Office

    Cut-off Date             $18,576,294                         Location                     Los Angeles, California

Origination Date             November 17, 1999                   Years Built/Renovated        1961/1992

Interest Rate                8.86%                               The Collateral

Maturity Date                December 1, 2009                    The Wilshire Financial Tower property is a 21-story office building containing 375,614 square feet located in the Mid-
Original Amortization        360 months                          Wilshire district of Los Angeles. The property included an adjoining 2-story parking garage containing 850
Remaining Amortization       351 months                          spaces.

Borrower/Sponsor             3600 Wilshire LLC, a special        Property Management          Jamison Properties, Inc.
                             purpose California limited
                             liability company.                  Occupancy                    94.6%

Call Protection              Prepayment locked out until on      Occupancy Date               August 1, 2000
                             or after September 1, 2009.
                             U.S. Treasury defeasance            Borrower 1999 NOI            $2,430,609
                             allowed, in whole but not in
                             part, on any payment date on        Underwritten
                             or after the second anniversary
                             of securitization.                      NOI                      $2,751,158

Collection Account           None                                    NCF                      $2,349,908

Mezzanine Loans/Preferred    None                                Appraised Value              $27,000,000
Equity
                                                                 Appraisal Date               October 1, 1999
Monthly Escrows
                                                                 Cut-off Date
    Taxes                    1/12th of Annual
                                                                 Loan per Square Foot         $49.46
    Insurance                1/12th of Annual
                                                                     LTV                      68.8%
    Replacement Reserves     None
                                                                     UW DSCR                  1.32x
    TI/LC                    $30,000 ($360,000 per year)


             J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                                              Page 20

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon
Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                                                             HUB TOWER

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio       Single Asset

    Original                 $18,000,000                         Property Type                CBD Office

    Cut-off Date             $17,952,264                         Location                     Des Moines, Iowa

Origination Date             March 17, 2000                      Years Built/Renovated        1985/1998

Interest Rate                8.10%                               The Collateral

Anticipated Repayment Date   April 1, 2010                       The Hub Tower property is a 20-story Class A office building containing 281,028 square feet and 74 underground parking
Maturity Date                April 1, 2030                       spaces. The building is connected to the city's covered skywalk system. The primary tenants include Principal Mutual Life
Original Amortization        360 months                          Insurance, AmerUS Life Holdings and Invista Capital.

Remaining Amortization       355 months                          Property Management          Magnum Resources, Inc.

Borrower/Sponsor             MR No. 17, LLC, a special           Occupancy                    100.0%
                             purpose Iowa limited liability
                             company that is owned 90% by        Occupancy Date               March 13, 2000
                             the Tetrad Corp. and 10% by
                             MRI-Hub Tower, Inc. The             Borrower Tailing 12 NOI as   $2,984,655
                             Tetrad Corp. consists of four       of 3/31/00
                             family trust, each formed by
                             Walter Scott, Jr.                   Underwritten

Call Protection              Prepayment locked out until on          NOI                      $2,496,817
                             or after January 1, 2010. U.S.
                             Treasury defeasance allowed,            NCF                      $2,007,895
                             in whole but not in part, on any
                             payment date on or after the        Appraised Value              $25,500,000
                             second anniversary of
                             securitization.                     Appraisal Date               March 28, 2000

Collection Account           All rents payable by the            Cut-off Date
                             tenants of the Hub Tower
                             property are deposited directly        Loan per Square Foot     $63.88
                             into a lockbox account.
                             Provided no event of default           LTV                      70.4%
                             has occurred, all deposits in
                             the lockbox account are                UW DSCR                  1.26x
                             remitted back to the Hub
                             Tower Borrower.

Mezzanine Loans/Preferred    None
Equity

Monthly Escrows

     Taxes                   1/12th of Annual

     Insurance               1/12th of Annual

     Replacement Reserves    $3,165 ($37,980 per year)

     TI/LC                   $20,140 ($241,680 per year)

                               J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                    Page 21

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon
Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.



                               GERRY BUILDINGS

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio       Single Asset

    Original                 $16,950,000                         Property Type                Industrial Flex

    Cut-off Date             $16,824,504                         Location                     Los Angeles, California

Origination Date             November 30, 1999                   Years Built/Renovated        1912-46/1999

Interest Rate                8.73%                               The Collateral

Anticipated Repayment Date   December 1, 2009                    The Gerry Buildings consist of nine industrial, manufacturing, and office properties totaling 707,125 square feet. The properties
Maturity Date                December 1, 2024                    are located in the Fashion District of Los Angeles, which
                                                                 primarily caters to retailers and wholesalers of clothing. Each of
Original Amortization        300 months                          the nine buildings is located within two square blocks of each other and two of the buildings are contiguous.
Remaining Amortization       291 months
                                                                 Property Management          MJW Investments, Inc.
Borrower/Sponsor             714-910 S. Los Angeles, LLC,
                             a special purpose California        Occupancy                    90.0%
                             limited liability company.
                                                                 Occupancy Date               April 24, 2000
Call Protection              Prepayment locked out until on
                             or after November 1, 2009.          Borrower 1999 NOI            $2,322,870
                             U.S. Treasury defeasance
                             allowed, in whole but not in        Underwritten
                             part, on any payment date on
                             or after the second anniversary         NOI                      $2,398,182
                             of securitization.
                                                                     NCF                      $2,079,950
Collection Account           All rents payable by the
                             tenants of the Gerry Buildings      Appraised Value              $23,400,000
                             are deposited directly into a
                             lockbox account. Provided no        Appraisal Date               October 26, 1999
                             event of default has occurred,
                             all deposits in the lockbox         Cut-off Date
                             account are remitted back to
                             the Gerry Buildings Borrower.          Loan per Square Foot     $23.79

Mezzanine Loans/Preferred    None                                   LTV                      71.9%
Equity
                                                                    UW DSCR                  1.25x
Monthly Escrows

     Taxes                   1/12th of Annual

     Insurance               1/12th of Annual

     Replacement Reserves    $9,473 ($113,676 per year)

     TI/LC                   $8,333 ($100,000 at closing;
                             capped at $200,000)


    J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                                                    Page 22

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities.
This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon
Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.



                                                       EMBASSY SUITES CHICAGO

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio      Single Asset

    Original                 $16,575,000                         Property Type               Full Service Hotel

    Cut-off Date             $16,523,281                         Location                    Deerfield, Illinois

Origination Date             May 2, 2000                         Years Built/Renovated       1987/1997

Interest Rate                8.615%                              The Collateral

Maturity Date                May 10, 2010                        The Embassy Suites Chicago property is a 7-story, 237-room full service hotel located in Deerfield, Illinois, a northern suburb of
Original Amortization        300 months                          Chicago. Amenities include an indoor pool, sauna, whirlpool, fitness center, gift shop, meeting/banquet space and restaurant.
Remaining Amortization       296 months
                                                                 Property Management          Coastal Hotel Group, Inc.
Borrower/Sponsor             Felcor/CMB Deerfield Hotel,
                             LLC, a Delaware special             Occupancy                    75.0%
                             purpose limited liability
                             company which is owned by           Occupancy Date               February 29, 2000
                             Felcor Lodging Trust, Inc.
                             Felcor owns 188 hotels with         Borrower 1999 NOI            $2,917,046
                             nearly 50,000 rooms and suites
                             in 35 states and Canada.            Underwritten
                             Felcor is the owner of the
                             largest number of Embassy              NOI                      $2,677,957
                             Suites, Crown Plaza, Holiday
                             Inn, and independently owned           NCF                      $2,263,542
                             Doubletree branded hotels.

Call Protection              Prepayment locked out until on      Appraised Value              $23,700,000
                             or after February 10, 2010.
                             U.S. Treasury defeasance            Appraisal Date               April 1, 2000
                             allowed, in whole but not in
                             part, on any payment date on        Cut-off Date
                             or after the second anniversary
                             of securitization.                     Loan per room             $69,718

Collection Account           None                                   LTV                       69.7%

Mezzanine Loans/Preferred    None                                   UW DSCR                   1.40x
Equity

Monthly Escrows

     Taxes                   1/12th of Annual

     Insurance               1/12th of Annual

            J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                                          Page 23

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans.
J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co.
Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.



                                                          FAIRGROUNDS PLAZA

               Loan Information                                              Property Information

Principal Balance                                                Single Asset/Portfolio      Single Asset

    Original                 $15,300,000                         Property Type               Anchored Retail

    Cut-off Date             $16,200,572                         Location                    Timonium, Maryland

Origination Date             September 2, 1999                                               Baltimore County

Interest Rate                7.99%                               Year Built                  1999

Maturity Date                October 1, 2009                     The Collateral

Original Amortization        360 months                          The Fairgrounds Plaza property is a 107,060 square foot
                                                                 anchored shopping center located approximately 10 miles from
Remaining Amortization       349 months                          downtown Baltimore. The center is anchored by a SuperFresh supermarket with reported sales per square foot of $492 in 1999
Borrower/Sponsor             M.O.R Aylesbury, Inc., a            and includes eight in-line tenants and one pad site. SuperFresh is
                             special purpose Maryland            owned by The Great Atlantic & Pacific Tea Company (NYSE:
                             corporation which is controlled     GAP; Ba1/BB).
                             by Manekin, LLC a full
                             service real estate company         Property Management          Manekin, LLC
                             providing brokerage,
                             development, asset                  Occupancy                    99.0%
                             management, and investment
                             services throughout the             Occupancy Date               March 6, 2000
                             Baltimore and Washington DC
                             metropolitan areas.                 Borrower 1999 NOI            $1,392,106

Call Protection              Prepayment locked out until on      Underwritten
                             or after July 1, 2009. U.S.
                             Treasury defeasance allowed,           NOI                       $1,867,163
                             in whole but not in part, on any
                             payment date on or after the           NCF                       $1,814,696
                             second anniversary of
                             securitization.                    Appraised Value               $20,700,00

Collection Account           None                               Appraisal Date               April 21, 2000

Mezzanine Loans/Preferred    None                               Cut-off Date
Equity
                                                                   Loan per Square Foot      $151.32
Monthly Escrows
                                                                   LTV                       78.3%
     Taxes                   1/12th of Annual
                                                                   UW DSCR                  1.27x
     Insurance               1/12th of Annual

     Replacement Reserves    $450 ($5,400 per year)

       J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10                                                 Page 24


Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.


                            Collateral Performance of Previous JP Morgan Fixed-rate Conduit Transactions

                                                                      30 to 90 Days Delinquent(1)
                                                               ------------------------------------

                             # of Loans at     Securitized Loan       Balance   % of Total
       Deal    Pricing Date     Issuance       Balance ($000)        ($000)      Balance    # of Loans    Foreclosure
      ---------------------------------------------------------------------------------------------------------------
      C1            Jul-95           36             $172,165       $12,797(2)     7.43%          1           $0
      C2            Jan-96           91              304,650             0        0.00           1            0
      C3            Jun-96          124              400,936             0        0.00           0            0
      C4            Jan-97          127              406,985             0        0.00           1            0
      C5            Sep-97           93(3)           401,244(3)          0        0.00           1        1,860(4)
      C6            Mar-98           91              796,414        14,410(5)     1.81           0            0
      MC2(6)        Jun-98           25(3)           138,896(3)          0        0.00           0            0
      C7            Apr-99          145              801,352             0        0.00           0            0
      C8            Aug-99          128              731,517             0        0.00           0            0
      C9            Jan-00          140              814,388         4,550(7)     0.56           0            0
      ---------------------------------------------------------------------------------------------------------------
      Total                       1,000           $4,968,546       $31,757        0.64%          4       $1,860
      ---------------------------------------------------------------------------------------------------------------


(1)  As of September 2000 remittances

(2) A retail outlet mall in Martinsburg, VA secures this delinquent loan. Tenant occupancy has dropped due to competing outlet centers in nearby Baltimore, MD and Washington, DC

(3)  Represents J.P. Morgan's contribution to the total pool

(4) Quality Inn and Suites, located in Jacksonville, NC. The property went into default due to the proximate construction of several other limited service hotels that severely impacted net operating income. We anticipate that there will be a loss on this loan in the amount of approximately $846,000

(5) Burns Medical Center, located in Petosky, Michigan, was originally master-leased to PhyCor of Northern Michigan, Inc. (NYSE: PHY), a public physician practice management company. Due to severe financial difficulties, PhyCor terminated its lease payments in April 1999.
     The owner is working on several options for infusing capital into the property including selling the property. Partial payments have been made on the loan each month since February 2000 and the loan is current through the June payment.

(6) Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC2

(7) Howard Johnson -- Cutler Ridge is presently delinquent by two payments (approximately 45 days). The servicer does not believe there has been any deterioration in property conditions, however, the borrower has not been cooperative in making timely debt service payments or forwarding updated financial statements.

 J.P. Morgan Commercial Mortgage Finance Corp., Series 2000-C10    Page 25

Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan and Salomon Smith Barney Inc. do not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. All information contained herein, whether regarding the mortgage loans or otherwise, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and Salomon Smith Barney Inc. and/or their affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are members of SIPC. Copyright 2000 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan or Salomon Smith Barney Inc. entity in their home jurisdiction unless governing law permits otherwise.